UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2021

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 Par Value	PFIN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 22, 2021, the Board of Directors (the “Board”) of P & F Industries, Inc. (the “Company”) adopted the P&F Industries, Inc. Executive Bonus Plan (the “Bonus Plan”) following the approval of the Compensation Committee of the Board (the “Compensation Committee”) and the Compensation Committee’s recommendation to the Board. The purpose of the Bonus Plan is to attract, retain and motivate key executive employees of the Company or any subsidiary by providing performance awards beginning with the Company’s 2021 fiscal year.

Pursuant to the Bonus Plan, executive employees designated by the Compensation Committee will be eligible to receive performance awards, based on attainment by the Company as a whole, or any subsidiary, division, or other operational unit of the Company, of one or more specified performance goals, formulae or standards (“Performance Goals”). The Compensation Committee establishes Performance Goals for each designated employee for a specified performance period prior to the beginning of a such performance period, or at such later date so long as the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may be measured either on an absolute basis or relative to pre-established target levels, to a previous period’s results, or to a designated comparison group, in each case as specified by the Compensation Committee in its sole discretion.

The foregoing description of the Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Bonus Plan filed as Exhibit 10.1 to this Current Report on Form 8-K which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	P&F Industries, Inc. Executive Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: April 27, 2021

	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President, Chief Operating Officer and Chief Financial Officer